Impel NeuroPharma, Inc. Corporate Presentation April 2022 Exhibit 99.1

Forward-Looking Statements This presentation and the accompanying oral commentary contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our future financial performance, business plans and objectives, timing and success of our planned development activities, our ability to obtain regulatory approval, the potential therapeutic benefits and economic value of our product candidates, potential growth opportunities, competitive position, industry environment and potential market opportunities. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. These factors, together with those that may be described in greater detail in our most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other reports the company files from time to time with the Securities and Exchange Commission, may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and although we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted a thorough inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

The Impel Investment Opportunity POD® Technology: Clinically Validated and Broad Utility Unique approach targeting upper nasal space; broad disease area applicability Trudhesa™ - Significant Commercial Opportunity in Migraine Market Large, growing and dynamic market with significant unmet need Highly Targeted Commercialization Strategy Initial 60-person salesforce; targeting 8K physicians (35% of Market Rxs) Strong early launch performance INP105: Poised to Fill a Major Unmet Need Targeted for acute treatment of agitation and aggression in autism Proven and Experienced Leadership Team

The Trudhesa Clinical Profile

Trudhesa PK Levels – Comparable to IV DHE; Surpassed Migranal AUC in the First Two Hours – Thought to Be Critical to DHE Efficacy and Tolerability Trudhesa Delivers Comparable Blood Levels vs. IV DHE vs. MIGRANAL 4x increase in Cmax 3x increase in AUC Much improved consistency of dosing, similar to IV infusion Similar blood levels (20 mins - 48 hours) without early Cmax spike associated with nausea & vomiting Treatments

Trudhesa – Impressive Efficacy from Phase III Study Migraines Treated 4th 12 weeks 3rd 12 weeks 2nd 12 weeks 1st 12 weeks 2,559 1,736 502 476 38% 35% 38% 34% 38% Percentage of subjects with 2 Hr Pain Freedom First Dose TRUDHESA 52% Percentage of subjects with 2 Hr MBS Freedom Consistent 2 Hr Pain Freedom over 5,273 Migraines Treated 74% of Enrolled Patients Continued Through 24 Weeks and 90% Enrolled Through 52 Week Extension

Trudhesa – Impressive Migraine Relapse-Free Data 86% of patients with migraines achieved pain freedom at 2 hours and are migraine and rescue med free at 48hrs % of TRUDHESA Patients Not Requiring Rescue Med or Recurrence of Migraine at 24 and 48 Hours (Of Those Pain Free at 2 Hours) *by week 21-24.

Trudhesa – Impressive Reduction in Hospital, ER and Urgent Care Visits * EAER is a standardized metric used by payors to judge the effectiveness of a medication in lowering medical costs # Hospitalizations # ER Visits # Urgent Care Visits INCIDENCE (n) Exposure Adjusted Event Rate (EAER)* ~73% Reduction in ER Visits Achieving a 100% Reduction in Hospitalizations / Urgent Care Provides Tangible Economic Value to Payors Baseline TRUDHESA

The Trudhesa Market Opportunity and Commercialization Strategy

Migraine: Strong Market Growth but Ongoing Unmet Need Migraine – Large Growing Market with Significant Unmet Need Despite New Treatment Innovations Nurtec ODT and Ubrelvy Patient Claims Show ~60% Therapy Abandonment 90 Day Post Start Source: Symphony Health Patient Claims (Mar’20 – Dec’21) 57% 66% 27M 24M +13% 30M +11% 88% 12% 81% 19% 75% 25% Source: Symphony Health

Disciplined Go-To-Market Approach
Concentrated prescriber base allows for high market coverage at launch

Wave 2 Increases the Number of Reps to 120 and Expands Coverage to 16k HCPs Covering 45% of Market



Wave 1
Wave 2
Non Tgt
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Migraine Mkt Rx Coverage
65%
35%
60 Reps
~8k High Productive HCP's
~35% Mkt Coverage
55%
10%
35%
120 Reps
~16k High Productive HCP's
~45% Mkt Coverage
% of Migraine TRx (~27M)
Wave 1
% of Migraine TRx (~27M)
Wave 2

Source: Symphony Health

Our Focus: Targeting Highest Productive Writers

	# Reps	Mkt Coverage	Physicians Targeted	Neuro Avg Yearly TRx / HCP	PCP Avg Yearly TRx / HCP
Wave 1	60	~35%	~8k (5.6k Neuro + 2.4k PCP) ~90% of Neuro Mkt ~5% of PCP Mkt	1,474	678
Wave 2	+60	~45%	~16k (6.3k Neuro + 9.7k PCP) ~100% of Neuro Mkt ~25% of PCP Mkt	1,085	489

Impel NEUROPHARMA

PROPRIETARY 11

Case in Point – Ubrelvy and Nurtec ODT Both Showing Highly Concentrated Prescriber Bases in Migraine Source: Symphony Health (Prescriber counts since launch thru Dec’21) 2.4k Writers Generate 50% of TRx (91% Neuros & 93% Impel Targets) 6.5k Writers Generate Next 25% of TRx (45% Neuros & 46% Targets) 57.7k Writers 25% of TRx 1.8k Writers Generate 50% of TRx (92% Neuros & 91% Impel Targets) 4.7k Writers Generate Next 25% of TRx (56% Neuros & 57% Targets) 49.2k Writers 25% of TRx Source: Symphony Health (Prescriber counts since launch thru Dec’21) Ubrelvy: ~8.9k Writers Generate ~75% of TRx Since Launch Nurtec ODT: ~6.5k Writers Generate ~75% of TRx Since Launch

Trudhesa Pricing Reflective of Value and Innovation * WAC Price represents cost for 1 retail prescription package

Percent of Rx Shipments Reimbursed by month vs. Forecast Current Percent of Commercial Lives Contracted Percent of Rx Shipments Reimbursed *Source: Internal Pharmacy Data

Trudhesa nTRx Growth Continued Through Q1’22 Launch Focus: Drive Rapid Adoption of Trudhesa Source: Symphony Health Growth of 3X in Q1 vs Q4

Trudhesa - nTRx Growth Continued Through Q1’22 Launch Focus: Drive Rapid Adoption of Trudhesa +38% +21% +26% Source: Symphony Health

Trudhesa -Expanding Breadth and Depth of Prescribing Launch Focus: Generate Immediate Uptake in Prescribing Launch Focus: Creating Depth & Breadth Current Prescribers Avg 4.3 nTRx’s Avg 5.9 nTRx’s Avg 15.2 nTRx’s 786 63% 16% 22% 786 21% 41% 16% 21% Internal Pharmacy data 1,068 60% 18% 22% 903 24% 44% 15% 17% 903 58% 19% 23% 1,068 19% 41% 16% 24%

Trudhesa nTRx Share of Acute Branded Market Among All Writers Holiday Weeks + Omicron Trudhesa Market Share Increase in utilization among expanding base of prescribers Return to strong share growth among prescribers in February Source: Symphony nTRx data (n=699) thru 2/25 Acute Branded Market = Trudhesa, Nurtec ODT, Ubrelvy Continued Share Penetration Within The Acute Branded Market Among Trudhesa Writers

Encouraging Feedback From Trudhesa Patients Leading To High Refill Rates Trudhesa New Patient Refill Rate Patient Survey: Trudhesa Performance Compared to Other Abortives Source: Ipsos Patient Survey (n=200) How does Trudhesa nasal spray compare to other abortive medications you have used previously for your migraines on the following? Source: Internal Pharmacy data

Trudhesa - Use in Broad Pool of Patients Source: Symphony Source of Business data Prescribers Showing Broad Mix of Patient Types When Using Trudhesa ~30-40% of Trudhesa Patients Being Either Switched From or Added to Gepants Source: Symphony Patient Claims Data (data on approx.3,500 patients)

Among Early Prescribers Trudhesa Filling a Need in the Post Triptan Market Source: Symphony NBRx data (n=800) thru 3/25 Acute Branded Market = Trudhesa, Nurtec ODT, Ubrelvy Current 4 Week NBRx Share vs Nurtec and Ubrelvy Among Current Trudhesa Prescribers

Impel Pipeline Growth Opportunities

INP105 – Acute Treatment of Agitation and Aggression in Autism

INP105 - SIMILAR PK TO OLANZAPINE INJECTION, BUT FASTER TO PEAK BLOOD LEVELS

Target Product Profile

RAPID ONSET
Faster to peak blood level than IM

WELL-TOLERATED
Minimal syncope

POD DELIVERY
Non-invasive delivery administered by self or caregiver

TARGETS UNMET NEED
Currently no approved therapies for acute agitation in autism



Clinical Development to Date – Phase 1B

Rapid T_{max}, C_{max} and AUC of INP105 matches 5mg olanzapine



Plasma Concentration Olanzapine (ng/mL)
0
10
20
0
1
2
3
4
Time (hr)
Olanzapine IM 5 mg (N=20)
INP105 POD 5 mg (N=10)

*Nominal times used for mean plot

INP105 ACES (agitation scale) change matches IM



ACES (Max Change from Baseline)
0
1
2
3
4
Olanzapine IM 5 mg (N=20)
INP105 5 mg (N=10)
Placebo (N=10)

Phase IIa Proof of Concept Trial – The CALM 201 Study – Anticipated to be initiated in 1H 2022

Impel NEUROPHARMA

PROPRIETARY

23

Impel Financials and Summary

Financial Results for Q4 and FY 2021 Product Revenue, Net $0.6M for 4th quarter 2021 and $0.7M for full-year 2021 Initial shipments of TRUDHESA to specialty pharmacies were initiated in late September 2021 ahead of the October commercial launch Research and Development (R&D) expenses $4.5M for 4th quarter 2021 vs. $8.8M for the same period in 2020 $20.6M for the full year 2021 vs. $28.3M for the full year 2020 Decrease primarily due to reduction in TRUDHESA clinical expenses as the Phase 3 study was closed Selling, General and Administrative (SG&A) expenses $19.9M for 4th quarter 2021 vs. $4.8M for the same period in 2020 $50.9M for full year 2021 vs $17.0M for the full year 2020 Increase primarily due to the ramp up in spending to support the commercial and marketing activity to support the Trudhesa launch

Financial Results for Q4 and FY 2021 (cont’d) Net Loss $24.7M for 4th quarter 2021 or ($1.07) per common share vs. $14.2M or ($19.81) per common share for same period in 2020 $76.7M for full year 2021 or ($5.25) per common share vs. $46.3M or ($91.05) per common share in full year 2020 Cash Runway As of December 31st, 2021, the company had cash and cash equivalents of $88.2 million On March 16th, Company signed $100 million Royalty and Debt financing with Oaktree Capital; upon signing, the Company repaid the $32 million Oxford/Silicon Valley debt with prepayment fee Company believes it has sufficient resources to fund the Company into 2024

Impel – Overall Summary and Guidance Continued strong launch momentum with Trudhesa supported by a market access coverage and positive physician and patient feedback Strengthened financial position with projected cash runway into 2024 Planned Initiation of INP105 Phase IIa Proof of Concept Study (CALM 201 Study) in 1H2022 Based on YTD Performance, Company is providing prescription guidance of between 70,000 – 85,000 for Trudhesa for 2022 A Continued Journey of Transformation

Q&A

Experienced Management Team JOHN LEAMAN, MD Chief Financial Officer JOHN HOEKMAN, PhD Chief Technology and Development Officer LYNN GOLD Senior Vice President, Regulatory Affairs JENNIFER BERMAN Vice President, Marketing LEN PAOLILLO Chief Commercial Officer STEPHEN SHREWSBURY, MD Chief Medical Officer SHEENA AURORA, MD VP Medical Affairs, Migraine JERRY PENN Vice President, Market Access & Trade ADRIAN ADAMS Board Chairman & Chief Executive Officer NEUROSCIENCE INSTITUTE HEADACHE CENTER